SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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CHEMOKINE THERAPEUTICS CORP.

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(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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CHEMOKINE THERAPEUTICS CORP.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 23, 2008

TO THE STOCKHOLDERS OF CHEMOKINE THERAPEUTICS CORP.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “2008 Annual Meeting”) of Chemokine Therapeutics Corp., a Delaware corporation (the “Company”), will be held on Friday, May 23, 2008, at 2:00 PM Pacific Time at the offices of Kirkpatrick & Lockhart Preston Gates Ellis LLP, 925 Fourth Avenue, Suite 2900, Seattle, Washington 98104, for the following purposes, as more fully described in the proxy statement accompanying this Notice:

To elect five directors to serve on the Company’s board of directors until the 2009 Annual Meeting of Stockholders and until their successors are duly elected and qualified;

To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

We describe these matters in more detail in the enclosed proxy statement.  Our board of directors has fixed the close of business on March 24, 2008 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the 2008 Annual Meeting and any postponement or adjournment thereof.  Only those stockholders of record of the Company as of the close of business on that date will be entitled to vote at the 2008 Annual Meeting or any postponement or adjournment thereof.

All stockholders are cordially invited to attend the meeting in person. Whether or not you plan to attend, please sign and return the enclosed proxy as promptly as possible in the envelope enclosed for your convenience.  Should you receive more than one proxy because your shares are registered in different names and addresses, each proxy should be signed and returned to assure that all of your shares will be voted.  You may revoke your proxy at any time prior to the 2008 Annual Meeting.  If you attend the 2008 Annual Meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the 2008 Annual Meeting will be counted.

PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY, COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE IN ACCORDANCE WITH THE INSTRUCTIONS ACCOMPANYING THE PROXY CARD.

By Order of the Board of Directors, /s/ Bashir Jaffer

Secretary
Vancouver, British Columbia
April 4, 2008

CHEMOKINE THERAPEUTICS CORP.

6190 Agronomy Road, Suite 405

University of British Columbia

Vancouver, British Columbia V6T 1Z3

(604) 822-0301

PROXY STATEMENT FOR
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 23, 2008

The enclosed proxy is solicited on behalf of the board of directors of Chemokine Therapeutics Corp., a Delaware corporation (the “Company” or “Chemokine”), for use at the 2008 Annual Meeting of Stockholders (the “2008 Annual Meeting”) to be held on Friday, May 23, 2008, at 2:00 PM Pacific Time, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The 2008 Annual Meeting will be held at the offices of Kirkpatrick & Lockhart Preston Gates Ellis LLP, 925 Fourth Avenue, Suite 2900, Seattle, Washington 98104.  This proxy statement contains the required information under the rules of the Securities and Exchange Commission (“SEC”) and is designed to assist you in voting your shares.  This proxy statement and the enclosed proxy card were first mailed to stockholders on or about April 18, 2008, 2008.

GENERAL INFORMATION ABOUT VOTING

Who may attend the meeting?

Attendance at the 2008 Annual Meeting is limited to our stockholders.  Registration will begin at 1:30 PM and each stockholder may be asked to present valid picture identification such as a driver’s license or passport.  Cameras, recording devices and other electronic devices will not be permitted at the meeting.

Who may vote?

You may vote your shares of common stock if our records show that you owned the shares of record on March 24, 2008.  On March 24, 2008, the record date for determination of stockholders entitled to notice of and to vote at the 2008 Annual Meeting, 47,433,748 shares of our common stock, par value $0.001 per share, were issued and outstanding.  Each share of common stock is entitled to one vote.

How do I vote by proxy?

Follow the instructions on the enclosed proxy card to vote on each proposal to be considered at the 2008 Annual Meeting.  Sign and date the proxy card and mail it back to us in the enclosed envelope.  If the proxy card is properly executed and returned, the individual named on the proxy card (the proxy holder) will vote your shares in the manner you indicate. If you sign and return the proxy card but do not vote on a proposal, your shares will be voted “FOR” each of the director nominees and, with respect to any other business that may come before the meeting, as specified by the named proxy holder pursuant to discretionary authority granted in the proxy.  In the vote on the election of the director nominees, you may vote “FOR” all or some of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees. If your shares are held by your broker, bank or other agent, you should follow the instructions provided by them.

What if other matters come up at the 2008 Annual Meeting?

The matters described in this proxy statement are the only matters we know will be voted on at the 2008 Annual Meeting.  If other matters are properly presented at the meeting, the proxy holder will vote your shares, in his own discretion pursuant to the authority granted in the proxy.

May I change my vote after I return my proxy card?

Yes.  At any time before the vote on a proposal, you may change your vote either by filing with Bashir Jaffer, our Corporate Secretary, at our principal executive offices at 6190 Agronomy Road, Suite 405, University of British Columbia, Vancouver, British Columbia, V6T 1Z3, a written notice revoking your proxy card or by signing, dating and returning to us a new proxy card.  We will honor the proxy card with the latest date.  You may also revoke your proxy by attending the 2008 Annual Meeting and voting in person.  If your shares are held by your broker, bank or other agent, you should follow the instructions provided by them.

May I vote in person at the 2008 Annual Meeting rather than by completing the proxy card?

Although we encourage you to complete and return the proxy card, you may attend the 2008 Annual Meeting and vote your shares in person if you were a stockholder of record on March 24, 2008.

What do I do if my shares are held in “street name”?

If your shares are held in the name of your broker, a bank, or other nominee, that party should give you instructions for voting your shares.

How are votes counted?

All votes will be tabulated by the inspector of elections appointed for the 2008 Annual Meeting, who will separately tabulate “FOR” and “WITHHOLD” with respect to the election of directors and, with respect to proposals other than the election of directors, “FOR” and “AGAINST” votes, abstentions and broker non-votes. Abstentions are counted as present for purposes of determining whether or not there is a quorum for the transaction of business. Abstentions will be counted towards the tabulations of votes cast on proposals presented to the stockholders and will have the same effect as negative votes, but will have no effect on the election of directors.  Broker non-votes occur when a person holding shares through a bank or brokerage account does not provide instructions as to how his or her shares should be voted and the broker does not exercise discretion to vote those shares on a particular matter.  Broker non-votes are not counted for purposes of determining whether stockholder approval of a matter has been obtained, but they are counted as present for purposes of determining the existence of a quorum at the annual meeting.

Voting Requirements to Approve Each Proposal.

For the election of directors, the five nominees receiving the largest number of “FOR” votes (among votes properly cast in person or by proxy) will be elected as directors of the Company. There is no cumulative voting for our directors.  With respect to shares held by brokers or nominees for the accounts of others as to which voting instructions have not been given, brokers may exercise discretion to vote such shares regarding the election of directors.

What is the quorum requirement?

A quorum is necessary to hold a valid meeting. If stockholders entitled to cast at least a majority of all the votes entitled to be cast at the annual meeting are present in person or by proxy, a quorum will exist. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other agent) or if you vote in person at the meeting.  Shares represented by proxies containing an abstention as to any matter will be treated as shares that are present and entitled to vote for purposes of determining a quorum. Similarly, shares held by brokers or nominees for the accounts of others as to which voting instructions have not been given for that matter and for which the broker does not have discretionary voting authority for that matter will be treated as shares that are present and entitled to vote for purposes of determining a quorum.

Who pays for this proxy solicitation?

We will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional solicitation materials furnished to the stockholders.  Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners.  In addition, we may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners.  The original solicitation of proxies by mail may be supplemented by a solicitation by telephone, telegram or other means by our directors, officers or employees.  No additional compensation will be paid to these individuals for any such services.  Except as described above, we do not presently intend to solicit proxies other than by mail.

Which currency is used in this proxy statement?

In this proxy statement, unless otherwise indicated, all dollar amounts and references to “$” are to U.S. dollars and all references to “CDN$” are to Canadian dollars.

MATTERS TO BE CONSIDERED AT 2008 ANNUAL MEETING

OVERVIEW OF PROPOSALS

This proxy statement contains one proposal requiring stockholder action. Proposal No. 1 requests the election of five directors to our board of directors.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

General

Our board of directors has nominated each of the persons listed below for election as a director to serve for a one-year term and until his or her successor is duly elected and qualified.  Holders of proxies solicited by this proxy statement will vote the proxies received by them as directed on the proxy card or, if no direction is made, for the election of our board of directors’ five nominees below.  Proxies cannot be voted for more than five persons.

Each nominee for election has agreed to serve if elected, and we have no reason to believe that any nominee will be unavailable to serve.  If any nominee is unable or declines to serve as a director at the time of the 2008 Annual Meeting, the proxy holders will vote for a nominee designated by the present board of directors to fill the vacancy.  Unless otherwise instructed, the proxy holders will vote the proxies received by them “FOR” each nominee named below.

The names of the nominees, and certain information about them, are set forth below.

Name	Age	Director Since	Position

Hassan Salari	54	1998	Chairman of the Board
Reza Bahadori(1)(3)	37	2007	Director
George Kowalchuk(1)(2)(3)	68	2007	Director
Brian Kuhn(2)(3)	44	2007	Director
Bernard C. Byrd II(1)(2)	45	2007	Director

__________

(1)  Member of the Compensation Committee.

(2)  Member of the Audit Committee.  The Audit Committee’s financial expert is Brian Kuhn.

(3)  Member of the Nominating and Corporate Governance Committee.

Bernard C. Byrd II

Mr. Byrd is an entrepreneur with more than 20 years experience in a variety of business ventures.  Currently Mr. Byrd is the President and CEO of Secure EDI.  Mr. Byrd also serves as Chairman of HRAmerica, a company which he founded in 1998 and served as its CEO until April 2005.  Mr. Byrd was responsible for exceptional growth in the company taking it from start up to greater then 20,000 lives served.  Before founding HRAmerica, Mr. Byrd spent more than fourteen years in the HR Outsourcing industry. Previous to HRAmerica, he was President of Human Resource ONE, a company that he founded, sold and brought public as NovaCare Employee Services in 1997.  Mr. Byrd graduated from California State Polytechnic University and holds a degree in Business Administration.

Reza Bahadori

Mr. Bahadori is currently Senior Financial Advisor at the Paulson Investment Company, Inc. of Portland, Oregon, the Northwest largest independent brokerage firm. Paulson Investment Company is a national leader in public offerings of small and emerging growth companies with capital needs of $5 million to $45 million.  While at Paulson Investment Company, Mr. Bahadori has been involved in over 350 transactions valued at over $1 billion for various healthcare and technology companies.  He is an active member of RIBA (Regional Investment Bankers Association) and is a Registered Investment Advisor with FINRA (formally NASD).

George Kowalchuk

Mr. Kowalchuk has been a director of the Company  since December 2007. He is a retired businessman and investor with thirty years of investment experience related to biotechnology companies.

Brian Kuhn

Mr. Kuhn is an experienced businessman with over 20 years in trading securities activity through his fund, Lakeside Investments.  Mr. Kuhn for the last 15 years has provided consulting and review of public offerings for Broidy Capital (a portfolio of approximately $500 million).  Mr. Kuhn obtained his CPA from the California State Board of Accountancy in 1990.  He spent 4 years at Arthur Andersen & Co. before leaving to start his own firm in 1990 and has extensive accounting experience.  Mr. Kuhn is involved in a number of start-up businesses and charity organizations in Southern California.

Hassan Salari

Dr. Salari serves as Chairman, President and Chief Scientific Officer.  He has served as a member of our board of directors since July 1998.  From July 1998 through March 2007, Dr. Salari served as our President and Chief Executive Officer.  Dr. Salari is also a Director of Pacgen Biopharmaceutical Corporation, a TSX Venture Exchange listed company.  Dr. Salari also served as President of Globe Laboratories, a biotechnology research and development company, from June 2002 through January 2007.  Prior to his engagement with us, Dr. Salari founded and built Inflazyme Pharmaceuticals Ltd., a biotechnology company.  From 1992 to 1998, he served as President and Chief Executive Officer Inflazyme Pharmaceuticals and had responsibility for managing business affairs as well as the drug discovery and development program.  From 1992 to 1997, Dr. Salari was Associate Professor of Medicine at the University of British Columbia where he assembled several research teams in the fields of autoimmunity and inflammation. He was also a consultant and advisor to pharmaceutical companies in the United States and Europe.  Dr. Salari has a Ph.D. degree from the University of Southampton, United Kingdom, Department of Microbiology (1976-1980).

Board of Directors

Our board of directors is currently composed of five members. Each director serves until the next annual meeting of stockholders or until his successor is duly elected and qualified. At each annual meeting of stockholders, the directors’ successors will be elected to serve until the next annual meeting of stockholders.

Our board of directors held 13 meetings during 2007.  Other than one board member with an attendance of 58% of the meetings, each of the then current directors attended or participated in 75% or more of (i) the total number of meetings of our board of directors and (ii) the total number of meetings held by all committees of our board on which such director served during 2007.

Although we do not have a policy with regard to attendance by members of our board of directors at our annual meeting of stockholders, it is customary for all members of our board of directors to attend. All of our directors were present for our 2007 annual meeting.

Board Committees

Our board of directors has three standing committees: the audit committee, the compensation committee and the nominating and corporate governance committee. Our board of directors may establish other committees to facilitate the management of our business.

Audit Committee – Our audit committee has been established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  The audit committee is responsible for the appointment, compensation, retention and oversight of our independent registered public accounting firm.  In addition, the committee reviews with our management and its independent auditors financial information that will be provided to stockholders and others, the systems of internal controls which management and our board have established and our audit and financial reporting processes.  The committee operates under a written Audit Committee Charter adopted by our board, a copy of which can be found under the “Investor Information – Corporate Governance – Board Committee Charters” section of our website at www.chemokine.net.  Our audit committee met in March 2007 in connection with the audit of our 2006 financial statements, and met 3 other times in 2007.  The audit committee currently consists of Messrs. Kuhn, Kowalchuk, and Byrd.  Our board of directors has chosen to use the independence standards of the Nasdaq Stock Market to evaluate the independence of its audit committee members.  Our board of directors has determined that all current members of the audit committee are “independent” as that term is defined in the current applicable rules of the Nasdaq Stock Market and also meet the additional criteria for independence of audit committee members under the applicable rules of the Exchange Act.  In addition, our board of directors believes that Mr. Kuhn is an “audit committee financial expert” as defined in Item 407(d) of Regulation S-B.  Mr. Kuhn is an experienced businessman with over 20 years in trading securities activity through his fund, Lakeside Investments.  Mr. Kuhn for the last 15 years has provided consulting and review of public offerings for Broidy Capital (a portfolio of approximately $500 million).  Mr. Kuhn obtained his CPA from the California State Board of Accountancy in 1990. He spent 4 years at Arthur Andersen & Co. before leaving to start his own firm in 1990 and has extensive accounting experience.

Compensation Committee – Our compensation committee is responsible for the design, review, recommendation and approval of compensation arrangements for our directors, executive officers and key employees, and for the administration of our 2004 Stock Option Plan, including the approval of grants under such plan to our employees, consultants and directors.  The committee currently consists of Messrs. Bahadori, Byrd, and Kowalchuk, each of whom is not an employee and is otherwise “independent” as that term is defined in the current applicable rules of the Nasdaq Stock Market.  The committee held 5 meetings in 2007.  The committee operates under a written Compensation Committee Charter adopted by our board, a copy of which can be found under the “Investor Information – Corporate Governance – Board Committee Charters” section of our website at www.chemokine.net.

Nominating and Corporate Governance Committee – Our nominating and corporate governance committee assists our board of directors by identifying individuals qualified to become board members and recommending director nominees for the annual meeting of stockholders; reviews and recommends to our board of directors corporate governance policies; leads our board of directors in its annual review of our board’s performance, and recommends board director nominees for each committee. The committee has sole authority to retain and to terminate any search firm to be used to identify director candidates and has sole authority to approve the search firm’s fees and other retention terms. The committee actively seeks individuals qualified to become board members and makes recommendations based on experience, expertise and geographical representation.  The committee recommended to our board of directors the nomination of directors for the 2008 Annual Meeting.  The committee currently consists of Messrs. Kuhn, Kowalchuk, and Byrd, each of whom is “independent” as that term is defined in the current applicable rules of the Nasdaq Stock Market.  The committee held 3 meetings in 2007.  The committee operates under a written Nominating and Corporate Governance Committee Charter adopted by our board, a copy of which can be found under the “Investor Information – Corporate Governance – Board Committee Charters” section of our website at www.chemokine.net.

The committee has specified the criteria for nominating individuals to serve as directors and our board of directors has approved the criteria. The criteria the committee employs in selecting board nominees include:

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Directors should have high ethical character, and personal and professional reputations that complement and enhance the image and standing of our company.

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Directors should be individuals who are directors of companies and leaders of organizations, including scientific, government, educational and other non-profit institutions.

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Directors should be individuals who are (although not necessarily exclusively) recognized as leaders in the fields of pharmaceuticals and biotechnology, particularly those areas of research, development and commercialization undertaken by our company, including those who have received awards and honors in their fields.

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Directors should have varied educational and professional experiences and backgrounds and provide meaningful counsel to management.

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Directors should generally not serve on the board of directors of more than five publicly traded companies and should have sufficient time to devote to their duties as directors of our company.

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Directors should understand the duties required of directors to the stockholders of our company.

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At least two-thirds of the directors should be "independent" under the applicable rules and regulations of the Securities and Exchange Commission and as defined by the applicable rules of the Nasdaq Stock Market.

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Directors should not have any real or apparent conflicts of interest in serving as a director of our company.

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Each director should have the ability to exercise sound, independent business judgment.

The nominating and corporate governance committee applies the same criteria to all nominees for the board of directors irrespective of the source of such nominee.

The nominating and corporate governance committee will consider recommendations for nominees to our board of directors submitted by stockholders.  Those candidates must be highly qualified, exhibiting the experience and expertise required of our board of director’s own pool of candidates and interest in Chemokine’s businesses, as well as the ability to attend and prepare for board, committee and stockholder meetings. Any candidate must state in advance his or her willingness and interest in serving on our board of directors. Candidates should represent the interests of all stockholders and not those of a special interest group.  Stockholders who wish the committee to consider their recommendations for nominees for the position of director should submit the candidate’s name, appropriate biographical information, a brief description of such candidate’s qualifications and such candidate’s written consent to nomination to the Nominating and Corporate Governance Committee in care of Bashir Jaffer, Corporate Secretary, at the following address: Chemokine Therapeutics Corp., 6190 Agronomy Road, Suite 405, University of British Columbia, Vancouver, British Columbia, V6T 1Z3.

Stockholder Communications with our Board of Directors

Stockholders may contact our board of directors through written communication sent by certified mail to Board of Directors c/o Bashir Jaffer, Corporate Secretary, at the following address: Chemokine Therapeutics Corp., 6190 Agronomy Road, Suite 405, University of British Columbia, Vancouver, British Columbia, V6T 1Z3.  Our Corporate Secretary will forward all correspondence to our board of directors, except for junk mail, mass mailings, product complaints or inquiries, job inquiries, surveys, business solicitations or advertisements, or patently offensive or otherwise inappropriate material.  From time to time our board of directors may change the process by which stockholders may communicate with our board of directors. Such changes will be posted to our website at www.chemokine.net.

Code of Ethics

We have adopted a code of ethics that applies to our executive officers and senior financial and accounting officers.  A copy of our Code of Ethics can be found under the “Investor Information – Corporate Governance” section of our website at www.chemokine.net.  The information on our website is not incorporated by reference in this proxy statement.  If we make any substantive amendments to the code of ethics or grant any waiver, including any implicit waiver, from a provision of the code of ethics to our chief executive officer or chief financial officer, we will disclose the nature of such amendment or waiver on our website or in a Report on Form 8-K or quarterly or annual report under the Securities and Exchange Act of 1934, as amended.

Board Compensation

The following table provides information for our fiscal year ended December 31, 2007 regarding all plan and non-plan compensation awarded to, earned by or paid to each person who served as a non-employee director for some portion or all of fiscal 2007. Other than as set forth in the table and the narrative that follows it, to date we have not paid any fees to or reimbursed any expenses of our directors, made any equity or non-equity awards to directors, or paid any other compensation to directors.

DIRECTOR COMPENSATION
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Bernard C. Byrd II	-	-	-	-	-	-	-
Reza Bahadori	-	-	-	-	-	-	-
George Kowalchuk	-	-	-	-	-	-	-
Brian Kuhn	-	-	-	-	-	-	-
Hassan Salari	-	-	-	-	-	-	-
C. Richard Piazza	11,000	-	-	-	-	-	11,000
Mohammad Azab	16,625	-	-	-	-	-	16,625
Michael Evans	19,000	-	-	-	-	-	19,000
Matthias C. Kurth	19,250	-	-	-	-	1,800	21,050
John Osth	22,000	-	-	-	-	-	22,000

________

(1)

The amounts listed are the dollar amounts recognized for financial statement reporting purposes with respect to the fiscal year in accordance with FAS 123R. For the directors listed above, the number of stock options outstanding as at December 31, 2007 were as follows:

Hassan Salari	1,000,000
C. Richard Piazza	75,000
Mohammad Azab	65,000
Michael Evans	170,000
Matthias C. Kurth	65,000
John Osth	160,000

During the fiscal year ended December 31, 2007, we paid each of our non-employee directors  a retainer of $8,000 for his services as a board member.  Non-employee committee chairpersons received an additional $500.  Non-employee board and committee members received $750 for each regularly scheduled meeting attended by telephone conference or in person.  We reimbursed our non-employee directors for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of the board of directors and committees of the board of directors.  The annual retainers and payments for attendance at meetings have been waived by the board members from December 15, 2007 until a further review is carried out by the compensation committee.

Employee directors do not receive any additional compensation for serving as members of our board or any committee of our board. Employee directors are eligible to participate in our compensation and benefit plans that are generally available to our other employees, including the receipt of stock options under our 2004 Stock Option Plan.

Vote Required

If a quorum is present, the five nominees receiving the largest number of “FOR” votes (among votes properly cast in person or by proxy) will be elected as directors of the Company. There is no cumulative voting for our directors. Shares withheld from any director are counted for purposes of determining the presence or absence of the quorum, but have no other practical effect in the election of directors because withhold votes do not represent votes “FOR” a nominee.

Recommendation of our Board of Directors

Our board of directors unanimously recommends that the stockholders vote FOR the election of each of the nominees named above.

OTHER MATTERS

Our board of directors knows of no other business to be presented at the 2008 Annual Meeting. If any other business is properly brought before the 2008 Annual Meeting, the proxy holder will vote the proxies in his discretion, pursuant to the authority granted in the proxy. You are granting discretionary authority with respect to such other matters by the execution of the enclosed proxy.

MANAGEMENT

The following table sets forth certain information about our executive officers and other key employees as of March 28, 2008.

Name	Age	Position
Bashir Jaffer	62	Interim Chief Executive Officer and Chief Financial Officer
Hassan Salari	54	Chairman, President, and Chief Scientific Officer
Walter Korz	49	Vice President of Drug Development
Don Evans	45	Director of Public Relations

Bashir Jaffer, CA –Interim Chief Executive Officer and Chief Financial Officer.  Bashir Jaffer has served as our Chief Financial Officer since November 2006 and as Interim Chief Executive Officer since December 2007.  He is a member of the Institute of Chartered Accountants of British Columbia and the Canadian Institute of Chartered Accountants since 1976. He is also a Fellow of the Institute of Chartered Accountants of England & Wales.  Mr. Jaffer brings to Chemokine 30 years of extensive and diverse experience in public practice, entrepreneurial, professional, management and leadership roles in business and with community organizations.  From February 2004 to May 2006, Mr. Jaffer was Chief Financial Officer of Veridicom International Inc., a publicly traded company in the field of biometric software and hardware development. Prior to that he was the owner and President of a travel management company from 1998 to 2003, and from 1983 to 1998, Mr. Jaffer was a partner at a firm of chartered accountants (KLA & Co.) located in Vancouver, British Columbia.  Mr. Jaffer has previously worked for a public company (Norbury Insulation) and Ernst & Young (formerly Whinney Murray) in London, UK and also with KPMG (previously Thorne Riddell) and PricewaterhouseCoopers (previously Coopers & Lybrand) in Vancouver. Mr. Jaffer has also served as the Chairman of the Board of Directors of United Way of Canada and also as the Board Chair of the United Way of the Lower Mainland. Currently he serves on the Board of Providence Health Care.

Hassan Salari, PhD – Chairman, President, and  Chief Scientific Officer.  See biographical information above.

Walter Korz, MBA, HCA – Vice President of Drug Development. Mr. Korz has served as our Vice President of Drug Development since April 2004.  Mr. Korz also served as Director of Drug Development from May 2003 to April 2004.  His multi-disciplinary experience has spanned fifteen years in the biotech sector.  He brings with him a broad drug development background, including outsourcing experience with contract research organizations, central institutional review boards, data safety committees, protocol steering committees, as well as central diagnostic and preclinical/clinical laboratory services.  He has negotiated service provider contracts with ongoing contract administration.  His experience with therapeutic and diagnostic research drugs has spanned various indications including cancer, multiple sclerosis, rheumatoid arthritis, and psoriasis.  He has managed medical studies from the preclinical to the pivotal clinical stages.  Prior to joining us he held the position of Clinical Development Manager with Angiotech Pharmaceuticals, Inc. (NASDAQ:ANPI) from 2000 to 2003.  From 1996 to 2000, Mr. Korz was Manager, Medical Marketing of AltaRex Corp., a biotechnology company, where he was responsible for overseeing the development of therapeutic products in Edmonton and Boston. His initial drug development, clinical and regulatory experiences were gained with Biomira Inc. Mr. Korz received his Diploma in Hospital and Health Care Administration from the University of Saskatchewan and his Diploma in Nuclear Medicine from the Southern Alberta Institute of Technology. Recently Mr. Korz completed his Master of Business Administration from Athabasca University, Centre for Innovative Management.

Don Evans - Director of Public Relations.  Mr. Evans joined Chemokine in August 2006 with over 20 years experience in business and finance.  He served as Vice President, Corporate Communications for Wex Pharmaceuticals Inc. from February  2004 through July 2006, where he developed an effective shareholder communications program broadening the shareholder base and substantially increased the number of retail shareholders. His department also helped create extensive media coverage. Mr. Evans was involved in raising capital for the company and his responsibilities included listing the company on the TSX Exchange. Prior to joining Wex in October 2002 Mr. Evans owned and operated a small business for two years.  While working for Pacific International Securities for three years Mr. Evans managed and maintained accounts for over 400 clients providing investment advice. Mr. Evans passed the Canadian Securities course with honors in 1991 and completed his Chartered Financial Planner in 1996.

Relationships Among Executive Officers and Directors

Our board of directors appoints our executive officers to serve until their successors have been duly appointed and qualified. There are no family relationships among any of our directors or executive officers.

EXECUTIVE COMPENSATION

Compensation discussion and analysis

The compensation committee of our board of directors administers the compensation program for our executive officers. The role of the compensation committee, which is comprised of three outside non-employee directors, is to review and recommend or approve the base salaries, bonuses and other cash compensation of the executive officers. The compensation committee also administers our 2004 Stock Option Plan with respect to all executive officers and has the exclusive authority to make option grants to them under the 2004 Stock Option Plan.

Our executive compensation program utilizes a combination of our performance, individual performance and increases in stockholder value over time as determinants of executive pay levels. These principles are intended to motivate executive officers to improve our financial position, to hold executives accountable for the performance of the organizations for which they are responsible, to attract key executives into our service and to create value for our stockholders. The compensation for executive officers is based on two elements: cash compensation and equity-based compensation.

Cash Compensation

The compensation committee administers our executive compensation programs to ensure that the total cash compensation paid to executive officers and senior management remains at a competitive level to enable us to attract and retain management personnel with the talents and skills required to meet the challenges of a highly competitive industry. Each executive officer’s base salary may be adjusted each year on the basis of (i) the compensation committee’s evaluation of the officer’s personal performance for the year and (ii) the competitive marketplace for persons in comparable positions. Our performance and profitability may also be a factor in determining the base salaries of executive officers. The compensation of executive officers is expected to be reviewed annually by the compensation committee. The compensation committee does not rely on any external compensation surveys in setting the cash compensation of the executive officers and does not attempt to target their cash compensation at any specific percentile of the levels of compensation in effect for other executives in comparable positions in the industry. However, the members of the compensation committee do inform themselves of the general compensation ranges for executives of comparable companies.

Equity-Based Compensation

The compensation committee believes that stock option grants under the 2004 Stock Option Plan serve to align the interests of an executive officer with those of our stockholders and provide each individual with a significant incentive to manage our business from the perspective of an owner with an equity stake in the business. Each grant allows the officer to acquire shares of our common stock at a fixed price per share over a specified period of time up to five years, unless sooner terminated in accordance with the provisions of the 2004 Stock Option Plan. The exercise price for stock options granted under the 2004 Stock Option Plan is set at the closing price of our common stock on the Toronto Stock Exchange on the date of grant and cannot be less than the closing price on the date prior to the date of grant.  Each option generally becomes exercisable in a series of equal installments over a specified period, contingent upon the officer’s continued employment with us. Accordingly, the option will provide a return to the executive officer only if he or she remains employed by us during the vesting period, and then only if the market price of the shares appreciates over the option term. The compensation committee sets the size of the option grant to each executive officer at a level that is intended to create a meaningful opportunity for stock ownership based upon the individual’s current position with us, the individual’s personal performance in recent periods and potential for future responsibility and promotion over the option term. Other factors include the number of unvested options held by the executive officer in order to maintain an appropriate level of equity incentive for that individual. The relevant weight given to each of these factors varies from individual to individual.

Discretionary Annual Bonuses

The compensation committee has the authority to award discretionary annual bonuses to our executive officers. These bonus awards are intended to compensate officers for achieving financial and operational goals, including financial factors such as raising capital. During 2007, no bonuses were approved or paid to the management.

Compensation of the Chief Executive Officer

For the 2007 fiscal year, the compensation committee set the annual base salary for Dr. Salari, our former Chief Executive Officer, at CDN$315,000 per year.  In addition the company paid the lease payments for a vehicle that was used by Dr. Salari.  On March 21, 2007, our board of directors appointed C. Richard Piazza as our Chief Executive Officer.  The compensation committee set the annual base salary for Mr. Piazza at $300,000 per year.  On December 3, 2007, Mr. Piazza tendered his resignation as our Chief Executive Officer.  Following Mr. Piazza’s resignation, our board of directors appointed Mr. Bashir Jaffer to serve as Interim Chief Executive Officer until the we are able to locate a permanent Chief Executive Officer.  Mr. Jaffer continues to serve as our Chief Financial Officer and Secretary. Mr. Jaffer’s annual salary was CDN$ 175,000 per annum and was voluntarily reduced by 10% to CDN$ 157,500 per annum as from December 1, 2007.

Executive compensation table

The following table presents compensation information for our fiscal year ended December 31, 2007 paid to or accrued for our current and former Chief Executive Officers  and each of our two other most highly compensated executive officers, including one individual who was no longer an executive officer as of December 31, 2007. We refer to these executive officers as our “named executive officers” elsewhere in this proxy statement.

Summary Compensation Table *
Name and principal position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Bashir Jaffer, Interim Chief Executive Officer and Chief Financial Officer(1)	2007	154,450	-	-	-	-	-	-	154,450
	2006	16,533	441	-	-	-	-	-	16,974
Hassan Salari, President and Chief Scientific Officer (former Chief Executive Officer) (2)	2007	280,452	-	-	-	-	-	16,594(4)	297,046
	2006	277,755	99,176	-	27,500	-	-	23,000(7)	427,453
Walter Korz, VP Drug Development	2007	124,646	-	-	-	-	-	-	124,646
	2006	119,038	13,223	-	-	-	-	-	132,705
Richard Piazza, Former Chief Executive Officer(3)	2007	225,213	-	-	-	-	-	5,121(5)	230,334
Bin Huang, Former VP Business Development (6)	2007	142,647	-	-	-	-	-	-	142,647

* All of the above-listed executive officers except Mr. Piazza received their remuneration in Canadian dollars. These amounts have been translated into US dollars at the average rate for 2007 of US$1=CDN$0.9311 and at the average rate for 2006 of US$1=CDN$1.13434473.

 _______

(1)

Mr. Jaffer was appointed Interim Chief Executive Officer on December 3, 2007. He joined the Company in November 2006 as the Company's Chief Financial Officer.

(2)

As of December 4, 2007, Dr. Salari took a voluntary reduction in the time he devotes serving as our Chief Scientific Officer to 50% of full time.  In connection with the reduction, as of December 1, 2007, Dr. Salari’s annual salary was reduced to $157,500 and his employment agreement will be amended to reflect this change.

(3)

On March 21, 2007, the board of directors appointed Mr. Piazza as our Chief Executive Officer.  Mr. Piazza succeeded Dr. Salari who had held the Chief Executive Officer position since 1998.  Mr. Piazza tendered his resignation as our Chief Executive Officer on December 3, 2007.

(4)

Car lease of $16,594 paid by the company in 2007.

(5)

Reimbursement for health benefits paid by the company in 2007.

(6)

Ms. Huang resigned as the company’s Vice President of Business Development in November 2007

(7)

Car lease of CDN$26,090 paid by the Company in 2006.

We measure stock-based compensation cost at grant date, based on the estimated fair value of the award, and recognize the cost as expense on a straight-line basis (net of estimated forfeitures) over the employee requisite service period.  We estimate the fair value of stock options using a Black-Scholes valuation model. Additional information on the assumptions used for the year ended December 31, 2007 and 2006 are outlined in Note 10 to our audited financial statements for the year ended December 31, 2007.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information regarding each unexercised option, unvested shares of stock, and equity incentive plan awards held by each of our named executive officers as of December 31, 2007.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
OPTIONS AWARDS						STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested (#)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#)
Hassan Salari	750,000		-	1.02(3)	06/30/2009	-	-	-	-
Hassan Salari	230,000	20,000 (1)	-	1.27(3)	02/08/2011	-	-	-	-
Bashir Jaffer	96,000	104,000-(2)	-	0.79(3)	01/08/2012	-	-	-	-
C. Richard Piazza	50,000	-	-	1.02(3)	03/13/2008	-	-	-	-
C. Richard Piazza	23,000		-	1.27(3)	03/13/2008	-	-	-	-
Walter Korz	200,000	-	-	1.02(3)	06/30/2009	-	-	-	-
Bin Huang	48,000	-	-	0.79(3)	02/13/2008	-	-	-	-

_________

(1)

These options vest as to 4% on February 8, 2006, the date of grant, and 4% per month over the following two year period.

(2)          These options vest as to 4% on January 9, 2007, the date of grant, and 4% per month over the following two year period.

(3)

Option exercise prices of CDN$0.78 to CDN$1.25 have been converted to US dollars at the year end exchange rate of US$1=CDN$.9818.

Employment Contracts and Termination of Employment and Change-in-Control Arrangement

Except as described below, there are no compensatory plans or arrangements with respect to any named executive officer resulting from resignation, retirement or other termination of employment or from a change of control of our corporation.

Employment Agreement with Dr. Hassan Salari

Dr. Salari has an employment agreement jointly with us and our wholly-owned subsidiary Chemokine Therapeutics (B.C.) Corp. dated April 1, 2004, and amended on September 30, 2004, March 10, 2005, March 21, 2007, and December 1, 2007.  Pursuant to this agreement, we engaged Dr. Salari as President and Chief Executive Officer for an initial term of five years. In March 2007, Dr. Salari resigned as the Chief Executive Officer and his agreement was amended to reflect his new role as President and Chief Scientific Officer. Under the agreement, Dr. Salari’s annual compensation was CDN$315,000 .  As of December 4, 2007, Dr. Salari voluntarily agreed with us to reduce the time he devotes to serving as our Chief Scientific Officer to 50% of full time.  As of December 1, 2007, Dr. Salari’s annual salary was reduced to CDN$141,750 (after a further voluntary reduction of 10%) and his employment agreement was amended to reflect these new terms.

If we terminate his engagement without cause or advance notice, we will pay Dr. Salari a lump sum equal to his then-current base cash compensation for a period of two years.  Our failure to renew the agreement constitutes termination without cause.  If we terminate Dr. Salari’s engagement for any reason other than for cause and including his resignation and non-renewal of the agreement within one year following the effective date of a consolidation or merger or the sale of substantially all of our assets to a third party, then we will pay to Dr. Salari a lump sum equal to his then-current base cash compensation for a period of two years.

The agreement also contains provisions that Dr. Salari not compete with us during the term of his engagement and for a period of one year after termination.  In addition, we shall own all proprietary rights to all discoveries, improvements and ideas, whether patentable or not, in the field of chemokines made by Dr. Salari during the term of, or within three months of, his engagement with us.

Employment Agreement with Bashir Jaffer

Mr. Jaffer has an employment agreement jointly with us and our wholly-owned subsidiary Chemokine Therapeutics (B.C.) Corp. dated November 16, 2006.  Pursuant to this agreement, we engaged Mr. Jaffer as our Chief Financial Officer commencing on November 16, 2006.  Mr. Jaffer’s current salary for 2008 is CDN$157,500 with such increases as we may approve.  If we terminate his engagement for any reason other than for cause, for each year of service, we must pay Mr. Jaffer an amount equal to two weeks of his total compensation for each year of service with us, up to a maximum of eight weeks. We must prorate for partial years.  In addition, all stock options grants, if any, granted pursuant to any stock option agreement expire after 90 days following the cessation of employment with us. The agreement also contains provisions providing that Mr. Jaffer may not compete with us during the term of his engagement and for a period of twelve months after termination.

Employment Agreement with Walter Korz

Mr. Korz has an employment agreement jointly with us and our wholly-owned subsidiary Chemokine Therapeutics (B.C.) Corp. dated April 1, 2004.  Mr. Korz’s current salary for 2008 is CDN$121,500 with such increases as we may approve.  If we terminate his engagement for any reason other than for cause, for each year of service, we must pay Mr. Korz an amount equal to two weeks of his total compensation for each year of service with us, up to a maximum of eight weeks. We must prorate for partial years.  In addition, all stock options grants, if any, granted pursuant to any stock option agreement expire after 90 days following the cessation of employment with us. The agreement also contains provisions providing that Mr. Korz may not compete with us during the term of his engagement and for a period of twelve months after termination.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     During the year ended December 31, 2007, the Company paid $ Nil (2006 - $ 3,321,492) to Globe Laboratories Inc. (“Globe Laboratories”), a corporation controlled by Dr. Hassan Salari, the Company’s former Chief Executive Officer, for research activities performed on behalf of the Company under the terms of a development agreement.  Pursuant to the development agreement, the Company engaged Globe Laboratories to perform certain research activities on the basis of operating cost plus a 2% margin.  The Company terminated the development agreement with Globe Laboratories effective on January 1, 2007.

On January 1, 2007, the Company entered into a Purchase Agreement pursuant to which Globe Laboratories agreed to sell certain assets, consisting mainly of laboratory equipment and leasehold improvements, to the Company’s wholly-owned subsidiary CTBCC for consideration of $ 321,015 based on the fair market value of these assets as determined by an independent appraisal.  In connection with this acquisition, the Company terminated the development agreement with Globe Laboratories and did not incur any early termination obligations with Globe Laboratories.  In accordance with the terms of the Purchase Agreement, the majority of the former employees of Globe Laboratories were hired by CTBCC.  CTBCC and Globe Laboratories also entered into a definitive agreement which provided for the assignment of a partial sublease by Globe Laboratories of approximately 5,400 square feet of laboratory space located at the University of British Columbia (“UBC”) to CTBCC.  The purchase price of $ 321,015 was partially paid by the Company on January 10, 2007 in the amount of $ 107,005 and with the balance issued in an interest bearing promissory note to Globe Laboratories in the amount of $ 214,010 which was offset against amounts that were receivable from Globe Laboratories as at December 31, 2006.

In accordance with the termination of the development agreement, the parties agreed that certain adjustments were to be made with respect to the period from January 1, 2005 to December 31, 2006, taking into account advances made by the Company and CTBCC to Globe Laboratories and other items requiring adjustments among the Company, Globe Laboratories and CTBCC.  On May 15, 2007, the Company finalized these adjustments and entered into a Settlement Agreement with Globe Laboratories resolving all such adjustments.

During the year ended December 31, 2007 and pursuant to the terms of the Settlement Agreement, the Company recovered a total of $ 969,160 in costs and fees from Globe Laboratories related to scientific research and experimental development tax credits for the 2006 and 2005 years.  The recovered costs and fees of $ 969,160 are recorded as a reduction of research and development expenses in the year ended December 31, 2007.

Globe Laboratories also agreed under the terms of the Settlement Agreement to assign all of its right, title and interest in and to a certain patent application to the Company to discharge all remaining amounts that were receivable as of December 31, 2006 from Globe Laboratories.  The in-kind amount of the patent application was agreed by the Company and Globe Laboratories at $ 81,858 which is approximately equal to the carrying value.  The patent application was determined not to be an intangible asset that would require capitalization since it was of limited use, not readily saleable, with no foreseeable cash inflows.  Subsequently, the in-kind amount of the patent application was expensed to research and development expense reported on the consolidated statements of operations.

As of December 31, 2007, the net balance of $ 50,439 due from Globe Laboratories related to the Settlement Agreement is included as an amount due from affiliate.  This amount was paid in full by Globe Laboratories on February 28, 2008.

Transactions with Related Parties

During the year ended December 31, 2007, the Company paid board compensation to its non-executive directors totaling $ 87,875 (2006 - $ 77,500), which are included in general and administrative expense.

During the year ended December 31, 2007, the Company sold certain laboratory equipment for total proceeds of $ 39,806 to companies with a common director of the Company.

During the year ended December 31, 2007, the Company paid consulting fees of $ 1,800 (2006 - $ Nil) to a Director for reviewing of a certain patent application.

During the year ended December 31, 2007, the Company paid rent of $ Nil (2006 - $ 10,543) to Salari Enterprises Ltd., a corporation controlled by a director of the Company.  The tenancy was terminated on June 30, 2006.

During the year ended December 31, 2007, the Company paid consulting fees of $ 2,209 (2006 - $ 26,381) to a company controlled by a family member directly related to a director of the Company, for website administration.  The Company ceased using these consulting services in January 2007.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2007 with respect to the shares of our common stock that may be issued under our existing equity compensation plans.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-average Exercise Price of Outstanding Options, Warrants and Rights(1)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)
Equity Compensation Plans Approved by Stockholders(1)	2,797,000	$ 1.00	1,701,416
Equity Compensation Plans Not Approved by Stockholders(3)	350,000	$ 1.26	N/A
Total	3,147,000		1,701,416

(1)

Consists of the 2004 Stock Option Plan.

(2)

Consists of shares available for future issuance under the 2004 Stock Option Plan.  As of December 31, 2007, an aggregate of 1,701,416 shares of our common stock were available for issuance under the 2004 Stock Option Plan.

(3)

Consists of warrants issued for goods and services rendered

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our common stock held as of March 28, 2008 for

•

each of our directors;

•

each of our named executive officers;

•

all of our directors and executive officers as a group; and

•

each person who we know beneficially owns 5% or more of our common stock.

Except as otherwise indicated by footnote, and subject to applicable community property laws, we believe that the beneficial owners of the common stock listed below have sole voting power and investment power with respect to their shares. Beneficial ownership is determined in accordance with the rules of the SEC.

The number of shares of common stock outstanding used in calculating the percentage for each listed person or entity includes common stock underlying options or a warrant held by the person or entity that are exercisable within 60 days of March 1, 2008, but excludes common stock underlying options or warrants held by any other person or entity. Percentage of beneficial ownership is based on 47,433,748 shares of common stock outstanding as of March 1, 2008.  The address for those individuals for which an address is not otherwise indicated is c/o Chemokine Therapeutics Corp., 6190 Agronomy Road, Suite 405, University of British Columbia, Vancouver, British Columbia, V6T 1Z3.

	Shares Beneficially Owned
	Number	Percentage

Executive Officers and Directors:
Hassan Salari (1)	7,872,101	16.2%
Bashir Jaffer (2)	228,000	*
Walter Korz (3)	300,000	*
Reza Bahadori (4)	868,500	1.8%
George Kowalchuk (5)	1,143,597	2.4%
Brian Kuhn (6)	1,127,000	2.4%
Bernard C. Byrd II (7)	1,290,800	2.7%
C. Richard Piazza (8)	75,000	*
All Executive Officers and Directors as a Group (7 persons)	12,829,998	25.6%
5% Stockholders:
RAB Special Situations (Master) Fund Limited (9)	3,002,300	6.3%
Newton Investment Management Limited (10)	9,230,902	19.5%

___________

  *   Represents beneficial ownership of less than 1%.

(1)

Includes 6,247,101 shares of our common stock held by Pacific Medical Corp.  Dr. Salari has control of the voting power over the common stock held by Pacific Medical Corp.  Includes options to purchase 1,000,000 shares of our common stock and warrants to purchase 312,500 shares of our common stock held by Dr. Salari that are exercisable within 60 days of March 1, 2008.

(2)

Includes options to purchase 128,000 shares of our common stock and warrants to purchase 50,000 shares of our common stock held by Mr. Jaffer that are exercisable within 60 days of March 1, 2008.

(3)

Includes options to purchase 200,000 shares of our common stock and warrants to purchase 50,000 shares of our common stock held by Mr. Korz that are exercisable within 60 days of March 1, 2008.

(4)

Includes options to purchase 120,000 shares of our common stock and warrants to purchase 300,000 shares of our common stock held by Mr. Bahadori that are exercisable within 60 days of March 1, 2008.

(5)

Includes 154,306 shares of our common stock held by Mr. Kowalchuk’s spouse.

(6)

Includes warrants to purchase 300,000 shares of our common stock held by Mr. Kuhn that are exercisable within 60 days of March 1, 2008.

(7)

Includes warrants to purchase 300,000 shares of our common stock held by Mr. Byrd that are exercisable within 60 days of March 1, 2008.

(8)

Includes options to purchase 75,000 shares of our common stock held by Mr. Piazza that are exercisable within 60 days of March 1, 2008.

 (9)

Based on information contained in a Schedule 13G filed with the SEC on February 7, 2008. The address for this stockholder is RAB Special Situations (Master) Fund Limited, P.O. Box 908 GT, Walker House Mary Street, George Town, Cayman Islands.

(10)

The holdings of clients managed by Newton Investment Management Ltd based on information filed with TSX under National Instrument 62-103 dated May 1, 2007. The address of the company is Mellon Financial Centre, 160 Queen Victoria Street, London EC4V 4LA.

AUDIT COMMITTEE REPORT

The following is the report of our audit committee of our board of directors with respect to our audited financial statements for the fiscal year ended December 31, 2007, which include balance sheets as of December 31, 2007 and 2006, and the related consolidated statements of operations, stockholders’ equity (deficit) and cash flows for each of the two years in the period ended December 31, 2007, and the notes thereto.  The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate it by reference in such filing.

Review with Management

The committee has reviewed and discussed our audited financial statements with management.

Review and Discussions with Independent Registered Public Accounting Firm

The committee has discussed with M.D. Sassi Company, our independent registered public accounting firm, the matters required to be discussed by SAS 61 (Codification of Statements on Accounting Standards) which includes, among other items, matters related to the conduct of the audit of our financial statements.

The committee has also received written disclosures and the letter from M.D. Sassi Company required by Independence Standards Board Standard No. 1 (which relates to the accountant’s independence from us and our related entities) and has discussed with M.D. Sassi Company its independence from us.

Conclusion

Based on the review and discussions referred to above, the audit committee recommended to our board of directors that our audited financial statements be included in our Annual Report on Form 10-KSB for the year ended December 31, 2007.

Submitted by the Audit Committee of

the Board of Directors,

/s/ Brian Kuhn

/s/ George Kowalchuk

/s/ Bernard Byrd

Principal Accountant Fees and Services

During the fiscal years ended December 31, 2007, and December 31, 2006, M.D. Sassi Company provided various audit, audit related and non-audit services to us as follows:

Fee Category	Fiscal 2007 Fees	Percentage pre-approved	Fiscal 2006 Fees	Percentage pre-approved
Audit Fees (1)	$126,500	100%	$120,678	100%
Audit-Related Fees (2)	Nil	N/A	Nil	N/A
Tax Fees (3)	Nil	N/A	6,750	N/A
All Other Fees (4)	Nil	N/A	Nil	N/A
Total Fees	$126,500		$127,428

__________

(1)

Aggregate fees billed for professional services rendered for the audit of our fiscal year annual financial statements or services that are normally provided in connection with statutory and regulatory filings or engagements.

(2)

Aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements which are not reported under “Audit Fees” above.

(3)

Aggregate fees billed for tax compliance, tax advice and tax planning, including transfer pricing consultation.

(4)

Aggregate fees billed for products and services provided other than as described in the preceding three categories.

Audit Committee Pre-Approval Policy

The audit committee has direct responsibility to review and approve the engagement of the independent registered public accounting firm to perform audit services or any permissible non-audit services.  The audit committee has adopted a policy concerning approval of audit and non-audit services to be provided by our independent registered public accounting firm.  The policy requires that all services to be provided by our independent registered public accounting firm, including audit services and permitted audit-related and non-audit services, must be pre-approved by the audit committee. The audit committee may not engage the independent registered public accounting firm to perform specific non-audit services proscribed by law or regulation.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors, and persons who own more than 10% of a registered class of its equity securities, to file an initial report of securities ownership on Form 3 and reports of changes in securities ownership on Form 4 or 5 with the Securities and Exchange Commission.  Such executive officers, directors and 10% stockholders are also required by SEC rules to furnish us with copies of all Section 16(a) forms that they file.  Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons that no Forms 4 or 5 were required for such persons, we believe that our executive officers and directors timely filed all reports required under Section 16(a) for fiscal year, except that, due to an administrative error, Form 3 was not timely filed for Reza Bahadori.

STOCKHOLDER PROPOSALS

Deadline for Submission of Proxy Materials

Stockholder proposals that are intended to be presented at our 2009 annual meeting and included in our proxy materials relating to the 2009 annual meeting must be received by Bashir Jaffer, Corporate Secretary, Chemokine Therapeutics Corp., 6190 Agronomy Road, Suite 405, University of British Columbia, Vancouver, British Columbia, V6T 1Z3, no later than December 8, 2007, which is 120 calendar days prior to the anniversary of the mailing date for this year’s proxy materials.  All stockholder proposals must be in compliance with applicable laws and regulations in order to be considered for possible inclusion in the proxy statement and form of proxy for the 2009 annual meeting.

Deadline for Other Proposals

If a stockholder wishes to present a proposal at our 2009 annual meeting and the proposal is not intended to be included in our proxy statement relating to the 2009 annual meeting, the stockholder must give advance notice to us prior to the deadline for the annual meeting.  In order to be deemed properly presented, the notice of a proposal must be delivered to our Corporate Secretary no later than February 28, 2009, which is 45 calendar days prior to the anniversary of the mailing date for this year’s proxy materials.  However, in the event that the 2009 annual meeting is called for a date which is not within thirty days of the anniversary of the date of the 2008 Annual Meeting, stockholder proposals intended for presentation at the 2009 Annual Meeting must be received by our Corporate Secretary no later than the close of business on the tenth day following the date on which public announcement of the date of the 2009 annual meeting is first made. If a stockholder gives notice of such proposal after February 28, 2009, then the proxy solicited by our board of directors for the 2009 annual meeting will confer discretionary authority to vote on such proposal at that meeting, which may include a vote against such stockholder proposal.

OTHER MATTERS

Our board of directors knows of no other business that will be presented at the 2008 Annual Meeting.  If any other business is properly brought before the 2008 Annual Meeting, the proxy holders will vote the proxies pursuant to discretionary authority granted in the proxy.  You grant this discretionary authority with respect to such other matters by the execution of the enclosed proxy.

It is important that you return the proxies promptly and that your shares be represented.  We urge you to sign, date and promptly return the enclosed proxy card in the enclosed envelope in accordance with the instructions accompanying the proxy card.

We have concurrently mailed a copy of our Annual Report for the year ended December 31, 2007, with this proxy statement to all stockholders entitled to notice of and to vote at this Annual Meeting.  We have not incorporated this Annual Report into this proxy statement and we do not consider the Annual Report to be proxy solicitation material.

We filed our Annual Report on Form 10-KSB for the year ended December 31, 2007 with the Securities and Exchange Commission.  You may obtain, free of charge, a copy of the Form 10-KSB by writing Bashir Jaffer, our Corporate Secretary, at our principal executive offices at 6190 Agronomy Road, Suite 405, University of British Columbia, Vancouver, British Columbia, V6T 1Z3.

By Order of the Board of Directors,

 /s/ Bashir Jaffer

Bashir Jaffer

Secretary

Dated:  April 4, 2008

Vancouver, BC

CHEMOKINE THERAPEUTICS CORP.
PROXY

Annual Meeting of Stockholders, May 23, 2008

This Proxy is Solicited on Behalf of the Board of Directors of
CHEMOKINE THERAPEUTICS CORP.

The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Stockholders to be held May 23, 2008, and the Proxy Statement and appoints Bashir Jaffer the Proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of Chemokine Therapeutics Corp. (the “Company”) which the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the Annual Meeting of Stockholders of the Company to be held at the offices of Kirkpatrick & Lockhart Preston Gates Ellis LLP, 925 Fourth Avenue, Suite 2900, Seattle, WA  98104, on Friday, May 23, 2008, at 2:00 PM Pacific Time (the “Annual Meeting”), and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat.  The shares represented by this Proxy shall be voted in the manner set forth on the reverse side.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

Please detach and return in the envelope provided

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THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” EACH OF THE OTHER LISTED PROPOSALS.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.  PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

1. To elect five directors of the Company to serve until the 2009 Annual Meeting of Stockholders and until their successors are duly elected and qualified.

2. In accordance with the discretion of the proxy holders, to act upon all matters incident to the conduct of the meeting and upon other matters as may properly come before the meeting.

This proxy, when properly executed, will be voted as specified above.   If no specification is made, this Proxy will be voted “FOR” the election of the directors listed at left.

WHETHER OR NOT YOU ATTEND THE ANNUAL MEETING IN PERSON, WE URGE YOU TO SIGN AND PROMPTLY MAIL THIS PROXY IN THE RETURN ENVELOPE SO THAT YOUR STOCK MAY BE REPRESENTED AT THE ANNUAL MEETING.

☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES ☐ FOR ALL EXCEPT (See instructions below)	NOMINEES ○ Brian Kuhn ○ George M. Kowalchuk ○ Bernard C. Byrd II ○ Reza Bahadori ○ Hassan Salari
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●
Please print the name(s) appearing on each share certificate(s) over which you have voting authority: Please check here if you plan to attend the meeting. ☐

To change your address on your account, please check the box at the right and indicate your new address in the address space below. Please note that changes to the registered name(s) on the account may not be submitted via this method.

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Signature of Stockholder

        Date:

     Signature of Stockholder

     Date:

Note:  This proxy must be signed exactly as the name appears hereon.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by authorized person.